Exhibit 23.1

                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-61377) of our report dated February 26, 1999, with respect to the financial statements of XOX Corporation included in the Annual Report (Form 10-KSB) for the year ended December 31, 1998.


Minneapolis, Minnesota
March 29, 1999